UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Chevron Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
CHEVRON CORPORATION	Meeting Type: Annual
For holders as of: 04/01/09
Date: 05/27/09 Time: 8:00 A.M., PDT
	Location:	Chevron Park Auditorium
6001 Bollinger Canyon Road San Ramon, California 94583-2324

You are receiving this communication because you hold shares in the company named above.

ATTN: CORPORATE GOVERNANCE DEPARTMENT 6001 BOLLINGER CANYON ROAD SAN RAMON, CA 94583-2324	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF THE 2009 ANNUAL MEETING AND THE 2009 PROXY STATEMENT	2008 ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/13/09.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for directions to the annual meeting. To be admitted to the meeting, you must have a government-issued photo identification and an admission ticket. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available (located on the following page) and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Your Board recommends a vote FOR and, unless
you vote “Against” or “Abstain,” your proxy
holders will vote FOR the election of the following
Directors 1a through 1n:		Your Board recommends a vote FOR and, unless
you vote “Against” or “Abstain,” your proxy holders
will vote FOR management proposals 2 , 3 and 4:
1a.	S. H. Armacost
		2.	Ratification of Independent Registered Public
1b.	L. F. Deily		Accounting Firm

1c.	R. E. Denham	3.	Approve the Material Terms of Performance Goals for
Performance-Based Awards Under the Chevron
1d.	R. J. Eaton		Incentive Plan

1e.	E. Hernandez	4.	Approve the Material Terms of Performance Goals
for Performance-Based Awards Under the Long-
1f.	F. G. Jenifer		Term Incentive Plan of Chevron Corporation

1g.	S. Nunn	Your Board recommends a vote AGAINST and, unless
you vote “For” or “Abstain,” your proxy holders
1h.	D. J. O’Reilly	will vote AGAINST stockholder proposals 5, 6, 7, 8,
9 and 10:
1i.	D. B. Rice
		5.	Special Stockholder Meetings
1j.	K. W. Sharer
		6.	Advisory Vote on Summary Compensation Table
1k.	C. R. Shoemate
		7.	Greenhouse Gas Emissions
1l.	R. D. Sugar
		8.	Country Selection Guidelines
1m.	C. Ware
		9.	Human Rights Policy
1n.	J. S. Watson
		10.	Host Country Laws